UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   January 8, 2007
      ---------------------------------------------------------


                                      I2 TELECOM INTERNATIONAL, INC.
                          (Exact name of registrant as specified in its charter)

          Washington                 0-27704                       91-1426372
------------------------------- -----------------------------------------------
 (State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

            5070 Old Ellis Pointe, Suite 110, Roswell, Georgia           30076
-------------------------------------------------------------------------------
                 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     (678) 389-4970
                         -----------------------------------------------------



                                               Not applicable
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by i2 Telecom International, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.02 Termination of a Material Definitive Agreement.

     On January 8, 2007, the Company closed on the repayment in full its outstanding 10% convertible debentures (the "Debentures") held Cornell Capital Partners, LP ("Cornell"). The Debentures were originally issued with a total principal amount of $1,750,000. Pursuant to the agreement between the parties, the Company delivered a payment of $1,719,445.21 to Cornell, which included a required 20% redemption fee premium and all accrued interest and principal. In addition, Cornell returned 100,001,000 shares of the Company's common stock held in escrow which are to be canceled by the Company's transfer agent and released their security interest on all the Company's assets.

Item 8.01 Other Events

         On January 16, 2007, the Company intends to issue a press release announcing the redemption of three convertible debentures held by Cornell Capital Partners, LP. The full text of the press release is set forth in Exhibit
99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

         Ex. 99.1          Press Release dated January 16, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 I2 TELECOM INTERNATIONAL, INC.
                                      -----------------------------------------
                                      -----------------------------------------
                                                        (Registrant)

Date       January 12, 2006
           ---------------------------
                               By: /s/ Paul Arena
                                  ---------------------------------------------
                                  ---------------------------------------------
                                 Name Paul Arena
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  Title: Chief Executive Officer and Principal Financial Officer
                                  ---------------------------------------------